UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period: November 23, 2009

                         KAVILCO INCORPORATED NEWSLETTER
                                  NOVEMBER 2009

DIVIDEND DECLARATION
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I  am  pleased  to  announce that on November 6, 2009, the  Board  of  Directors declared a cash dividend of $78.00 per share which is all ordinary income. This dividend was paid to shareholders of record as of November 9, 2009. This is $8.00 higher than last year's dividend. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 23, 2009. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS: After the 1960 timber sale to ITT Rayonier, Kavilco had a net worth of $22,812,918.

As of 2009, Kavilco has made $44,933,039 in dividend payments. We distributed more than the entire net worth of Kavilco, which has an audited asset base of $35,687,471.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we have saved $11,491,560 in corporate taxes. The tax savings are passed on to the shareholder.

Since 1990, a person owning 100 shares is $95,763 richer because we are an investment company. An added benefit of being an investment company is that Kavilco is subject to SEC regulations protecting its shareholders.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

HIGHLIGHTS OF THE ANNUAL MEETING
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PRESIDENT'S REPORT

Kavilco's 36th Annual Meeting was represented by 71% of our shareholders, either in person or by proxy. Noticeably absent was Erma Lawrence, who has moved to Seattle to be close to her family. Ms. Lawrence has opened annual meetings with a prayer for many years and she was greatly missed. The announced dividend was $78.00 per share. This represents an $8.00 increase over last year's dividend. The Board approved a three-year contract renewal for CFO Scott Burns.

Full Metal Minerals, out of Vancouver, British Columbia, is still leasing Kavilco's double-wide trailer and shop on a year-round basis. Their work includes leasing and exploration work on Kavilco's mining claims purchased from Rayonier. Kavilco's lease of land on Kasaan Mountain to Alaska Power & Telephone, used for cellular and broadband service to the Kasaan area, brings an annual lease income of $12,000.

Kavilco's response to independent Board candidate, Frederick O. Olsen, Jr. was discussed. According to Mr. Olsen's proxy solicitation and cover letter, Mr. Olsen was concerned that neither Kavilco nor Kasaan Haida Heritage Foundation
(KHHF) has paid enough "attention to cultural matters." Mr. Olsen felt that Kavilco has neglected its shareholders spiritual needs by designating most of its efforts towards successfully managing the Corporation's portfolio for the best possible financial return.

In Kavilco's early years, a survey showed that dividends and land ownership was the utmost priority in shareholders' expectations. In response to the survey's results, Kavilco turned to financial performance, which has resulted in exceptional dividends for original shareholders and their descendants.
Shareholders elected to have Kavilco become a registered investment company. Registered investment companies are subject to the rules and regulations of the Securities and Exchange Commission (SEC). The predominant mission of a registered investment company must be the prudent management of the company's financial assets. The current Board and management understand their obligations in this regard.

Nonetheless, the Board has remained concerned with the issues that affect the community and the protection of our culture and heritage. The Board and management formed KHHF, and applied for and received tax-exempt status for the Foundation. The Board approved the $2,000 donation to initially fund KHHF. While Kavilco's Board believes that KHHF is the appropriate vehicle for the promotion and support of cultural activities, Kavilco has remained active in working together with KHHF to work to restore the Chief Son-I-Hat Whale House. Following are just a few of Kavilco's contributions over the years to preserve our Haida heritage and culture.

*Through Mr. Thompson's efforts, the Whale House was designated as a National Historic Place, opening the door to grants and funding.

*Kavilco applied for and received a $36,124 grant in 2008 to secure the next steps for the restoration of the Whale House.

*Kavilco provides in-kind administrative assistance to KHHF, including designing, printing and mailing the Foundation's Fall Newsletter; design and maintenance of the KHHF website, which features Mr. Olsen's contributions. Two fundraising calendars were designed by Kavilco's administrative personnel. Countless in-kind hours have been spent researching Kasaan history and archiving historical photos and documents.

*Kavilco funds the annual dinner and auction, opening the door to family and friends of our shareholders.

*Most  recently, Kavilco and KHHF partnered with the Organized Village of Kasaan
(OVK) by signing a Memorandum of Understanding (MOU) with OVK President Richard Peterson. The memorandum established the roles and responsibilities of Kavilco, KHHF and OVK towards the restoration and upkeep of the Whale House. OVK employs a full-time grant writer and has a successful track record at winning large grants.

SHAREHOLDER COMMENTS. LOUIS A. THOMPSON encouraged shareholders who wish to run an independent campaign against the Board-approved management proxy to notify the Board of Directors and to seek competent legal counseling regarding the filing requirements of the SEC well in advance of the annual meeting (see page
4). JUANITA SMITH FISHER shared her reflections as a Kasaan tribal member, growing up with family members in Kasaan, and being present when Kavilco was incorporated. DELLA COBURN requested that the Whale House's Haida name, "Naay Iwaans," be used as well as the English translation, although there are some contradictory translations from deceased elders. She inquired about the double-wide trailer, bunkhouse and shop building lease income and upkeep. Ms. Coburn was also concerned about the use of Kavilco's private beach by outsiders. FREDERICK O. OLSEN, JR. requested further clarification regarding the red bunkhouse. Mr. Thompson responded that approximately $45,000 was spent restoring the bunkhouse, which was then neglected by renters who allowed the fuel to run dry, thereby resulting in broken pipes and other problems. Windows in the structure were also broken.

ELECTION RESULTS. John Campbell, Kenneth Gordon and Louis Jones, Sr. were on the Board-approved proxy ballot. Because Mr. Olsen's proxy solicitation may not have been in compliance with SEC regulations, he withdrew his proxies and was nominated by Della Coburn to run from the floor. All three incumbent Directors were re-elected: John Campbell, 6,204 votes; Kenneth Gordon, 6,480 votes; Louis Jones, Sr., 10,196 votes. Mr. Olsen received 1,443 votes. The selection of Moss Adams LLP as Kavilco's independent public accountants was ratified. Votes for:
6,804; against 0; abstain 1,163.

At the Board of Directors meeting following the Annual Meeting all of the incumbent officers were re-elected. Kavilco's Officers are: Louis A. Thompson, President; Louis Jones, Sr., Vice President; John Campbell, Secretary; Scott Burns, Chief Financial Officer.

CFO'S REPORT
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Mr.  Burns discussed the economic events and changes in the portfolio that  have taken  place since the last annual meeting. We are fully invested in  bonds  and
stocks.  Currently  we  have  35  bond  investments  with  a  market  value   of
$34,394,896. The average yield on our corporate bonds is 5.61% and range in maturities of one to ten years. The high interest rates we are receiving would not have been possible without the aggressive approach to buying bonds when investors fled the market in 2008. We have employed a laddering strategy where bonds come due each year. This should eliminate the wild gyrations in earnings that we have had over the previous years because of wild swings in interest rates.

Although we are finished with our major buying spree we must be very vigilant over our bond portfolio. All it takes is for one of our investments to default on interest or principal payments and your dividends will be severely impacted.

Another threat to our bond portfolio is the insane financial actions of our government. You can neither spend nor print money to prosperity. The government's actions can have two possible outcomes. Either we are going to have hyper-inflation or foreign governments will not buy our debt. Both scenarios will result in higher interest rates, which, given the composition of our portfolio, may be difficult for us to adjust our portfolio to fully capture the higher rates.

On the equity side, we have investments in 24 companies with a market value of $598,481. The average yield is 7.0%. At the beginning of the year our institutional money market rate was 1.35% and has since fallen to 0.17%. To offset the historically low rates, the Board decided to invest the funds we have set aside for equity investments in high yielding stocks. The sectors we focused on were electric utilities, oil/gas distribution and telecommunication services.

After we pay your dividend, we will be down to a historically low cash balance of $90,000. In other words, we are considered fully invested. In early December, when our Bear Stearns bond matures, we will start investing the proceeds in stocks and bonds.

CONTESTED ELECTION OF DIRECTORS
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As  some  of  you may know, the election of directors at Kavilco's  2009  annual meeting was contested. You may not know that Kavilco, as an investment company registered with the U.S. Securities and Exchange Commission, is subject to many of the proxy solicitation rules applicable to large public companies.

One of the Kavilco shareholders conducted a proxy solicitation that may not have complied with applicable SEC rules in a number of respects. The solicitation was conducted within two weeks prior to the annual meeting, leaving management very little time to determine how to respond. Management was required to consult with counsel, and incur related expense, regarding the validity of the proxies solicited by the shareholder, how the solicitation might affect the annual meeting and prior proxies already submitted by shareholders, and whether reporting to the SEC would be required.

At the end of this process, counsel recommended that Kavilco amend its bylaws to provide for greater certainty regarding the process for conducting contested elections for directors. Management expects to present amendments to the Board for its consideration during early 2010. You will receive more information about these amendments if and when they are adopted.

ANNUAL AUCTION & RAFFLE RAISES $6,307!
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Haw'aa! To all the generous donors, bidders and volunteers at the Kavilco annual dinner and KHHF fundraising. Because of your generosity the auction/raffle was the most successful fundraising effort ever! Through the combined efforts of many people, KHHF raised $6,307! The fundraiser began with the announcement of cash donations:

*$500 from Julie Coburn in memory of Anna Frank and Louis Jones

*$500 from Caroline Hendrixson in memory of Roberta M. Young Campbell, Eliza M. Young McAlpin and Robert P. Young

*$200 from the Kavilco Board

*$105 from Brian Coburn in memory of Christian Coburn

More information on donors and winners will be published in the KHHF 2010 Fall Newsletter. Our auction/raffle is expanding every year and we welcome volunteers! If you have ideas or contributions to share, or would like to help out with gathering donations, basket filling, ticket sales, and all-around help with the auction, or other KHHF fundraising, please contact Jeane Breinig at jeane@gci.net.

Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office, 800-786-9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO